GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class B, Class C, Institutional, Service,
Class IR and Class R Shares of the

Goldman Sachs Growth Opportunities Fund
(the “Fund”)

Supplement dated June 16, 2010 to the
Prospectuses dated December 29, 2009 (the “Prospectuses”)

The following replaces the fifth and sixth sentences in the paragraph under the “Other Investment Practices and Securities” section of each of the Prospectuses for the Fund:

Each Fund (other than the Growth Opportunities Fund) publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. The Growth Opportunities Fund publishes on the website complete portfolio holdings as of the end of each month subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds (other than the Growth Opportunities Fund) publish on their website month-end top ten holdings subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed.

This Supplement should be retained with your Prospectus
for future reference.

00074819
GRWOPPHLGSTK 6-10